UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004


Commission file number 000-27917


                          IPVOICE COMMUNICATIONS, INC.
                     -------------------------------------
        (Exact name of Small Business Issuer as Specified in Its Charter)


  NEVADA                                                    65-0729900
------------------------------                  ------------------------------
(State or other Jurisdiction of                 (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
                     -------------------------------------
                    (Address of Principal Executive Offices)


                                 (972) 386-3372
                     -------------------------------------
                (Issuer's Telephone Number, Including Area Code)


                                    No Change
                     -------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

IPVoice acquired 100% of the issued and outstanding stock of NETSCO Inc., a North Carolina corporation. IPVoice issued $3 million in preferred IPVoice stock with out registration rights for the underlying common shares.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable


ITEM 5. OTHER EVENTS

     Not applicable


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


Exhibit No.    Description
----------------------------------------------------------------------

2.1      *     Purchase  Agreement  between  IPVoice  Communications,  Inc., and
               NETSCO Inc. Dated June 10, 2004,

---------------------
*    Filed Herewith.



                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          IPVoice Communications, Inc.
                                  (Registrant)


/s/ Philip Verges
----------------------------
Philip Verges
Chief Executive Officer


June 10, 2004